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                                                                  EXHIBIT 3.1(a)


                            CERTIFICATE OF FORMATION

                                       OF

                           COLUMBIA DBS HOLDINGS, LLC


         The undersigned, desiring to form a limited liability company pursuant to Sections 18-214(b)(2) and 18-201 of the Delaware Limited Liability Company Act, 6 Delaware Code, Chapter 18, do hereby certify as follows:

                                       I.

         The name of the limited liability company is COLUMBIA DBS HOLDINGS, LLC.

                                       II.

         The address of the registered office of the LLC in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle. The name of the LLC's registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.



         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Columbia DBS Holdings, LLC as of November ___, 1996.

                                       Member:
                                       COLUMBIA DBS, INC.

                                       By:    /s/
                                              ----------------------------------

                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                       Member:
                                       COLUMBIA DBS INVESTORS, L.P.
                                       By:      Columbia Capital Corporation,
                                                its general partner

                                       By:    /s/
                                              ----------------------------------

                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------